UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2010

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 25, 2010, Omnicell, Inc. (“Company”) held its Annual Meeting of Stockholders at 2:30 p.m. local time at the Company’s headquarters located at 1201 Charleston Road, Mountain View, California 94043 (the “Annual Meeting”).  As of April 1, 2010, the Company’s record date, there were a total of 32,497,598 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 30,524,197 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.  Four items of business were acted upon by stockholders at the Annual Meeting. The final voting results are as follows:

Proposal 1 — Election of Directors to Hold Office Until the 2013 Annual Meeting of Stockholders

Messrs. James T. Judson, Gary S. Petersmeyer and Donald C. Wegmiller were elected to serve as directors of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
James T. Judson	20,736,548	7,599,557	2,188,092
Gary S. Petersmeyer	19,188,196	9,147,909	2,188,092
Donald C. Wegmiller	19,164,088	9,172,017	2,188,092

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Randy D. Lindholm, Sara J. White, William H. Younger, Jr., Mary E. Foley, Randall A. Lipps and Joseph E. Whitters.

Proposal 2 — Approval to Amend the Company’s 2009 Equity Incentive Plan to Increase the Number of Authorized Shares under the Company’s 2009 Equity Incentive Plan

The stockholders did not approve the amendment to the Company’s 2009 Equity Incentive Plan submitted to the stockholders’ vote at the Annual Meeting by the following vote:

For	Against	Abstain	Broker Non-Votes
11,168,022	17,163,184	4,899	2,188,092

Proposal 3 — Approval to Amend the Company’s Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Common Stock from 50,000,000 to 100,000,000

The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of common stock from 50,000,000 to 100,000,000 by the following vote:

For	Against	Abstain	Broker Non-Votes
27,491,798	3,018,638	13,761	—

Proposal 4 — Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 by the following vote:

For	Against	Abstain	Broker Non-Votes
29,951,420	565,031	7,746	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 28, 2010	By:	/s/ Dan S. Johnston
Dan S. Johnston,
Vice President
and General Counsel